Exhibit 32.1

CEO CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Gyrodyne, LLC (the “Company”) on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission (the “Report”), I, Frederick C. Braun III, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.

Date: March 31, 2017

/s/ Frederick C. Braun III
By Frederick C. Braun III, President and Chief Executive Officer